                             NEW ENGLAND ZENITH FUND

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[x]  Preliminary Proxy Statement
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             NEW ENGLAND ZENITH FUND

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
[x]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount  previously paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:  ______________

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                             NEW ENGLAND ZENITH FUND

                    State Street Research Money Market Series
              Salomon Brothers Strategic Bond Opportunities Series
                     Salomon Brothers U.S. Government Series
                    State Street Research Bond Income Series
                                 Balanced Series
                             MFS Total Return Series
                           Alger Equity Growth Series
                       Capital Guardian U.S. Equity Series
                           Davis Venture Value Series
                         FI Mid Cap Opportunities Series
                           FI Structured Equity Series
                       Harris Oakmark Focused Value Series
                             Jennison Growth Series
                         Loomis Sayles Small Cap Series
                           MFS Investors Trust Series
                          MFS Research Managers Series
                              Zenith Equity Series


                               501 Boylston Street
                                Boston, MA 02116

                           --------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 April 25, 2003

                            -------------------------

To the beneficial owners of shares of the series of New England Zenith Fund referred to above (each a "Fund" and, collectively, the "Funds"):

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of each of the Funds, each a series of New England Zenith Fund, a Massachusetts business trust, will be held at 2:00 p.m., Eastern Time, on April 25, 2003 at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, for the following purposes:

      1. To be voted on separately by shareholders of each Fund: To vote upon the approval of an Agreement and Plan of Reorganization, in the form set forth in Appendix A to the attached Proxy Statement, for adoption by each Fund, pursuant to which such Fund would reorganize as a series of Metropolitan Series Fund, Inc., a Maryland corporation, as described in Part 1 of the attached Proxy Statement.

      2. To consider and act upon any other matters which may properly come before the Meeting or any adjournment thereof.

     Shareholders of record at the close of business on January 31, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Meeting.

     Although you are not a shareholder of a Fund, as an owner of a variable life insurance or variable annuity contract issued by separate accounts of New England Life Insurance Company, Metropolitan Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies"), you have the right to instruct your Insurance Company how to vote at the Meeting. You may give voting instructions for the number of shares of the Fund attributable to your life insurance policy or annuity contract as of the Record Date.

                               By Order of the Board of Trustees,




                               Thomas M. Lenz, Secretary

Boston, Massachusetts
March 24, 2003

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT

--------------------------------------------------------------------------------

YOU ARE INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ALTERNATIVELY, YOU MAY VOTE BY PHONE OR ON THE INTERNET BY FOLLOWING THE SIMPLE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED VOTING INSTRUCTION FORM.

                         -------------------------------

                                 PROXY STATEMENT

                         -------------------------------

                             NEW ENGLAND ZENITH FUND

                    State Street Research Money Market Series
              Salomon Brothers Strategic Bond Opportunities Series
                     Salomon Brothers U.S. Government Series
                    State Street Research Bond Income Series
                                 Balanced Series
                             MFS Total Return Series
                           Alger Equity Growth Series
                      Capital Guardian U.S. Equity Series
                           Davis Venture Value Series
                         FI Mid Cap Opportunities Series
                           FI Structured Equity Series
                       Harris Oakmark Focused Value Series
                             Jennison Growth Series
                         Loomis Sayles Small Cap Series
                           MFS Investors Trust Series
                          MFS Research Managers Series
                              Zenith Equity Series



                               501 Boylston Street
                                Boston, MA 02116

                         Special Meeting of Shareholders
                                 April 25, 2003

                             SOLICITATION OF PROXIES

     The enclosed voting instruction form is solicited on behalf of the Board of Trustees of New England Zenith Fund, a Massachusetts business trust (the "Zenith Fund"), for use at a Special Meeting of Shareholders (the "Meeting") of each of the series referred to above (each a "Fund" and, collectively, the "Funds"), to be held at 2:00 p.m., Eastern Time, on April 25, 2003, at the offices of MetLife Advisers, LLC, 501 Boylston Street, Boston, Massachusetts 02116, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on January 31, 2003 (the "Record Date") are entitled to notice of, and to vote at, the

Meeting. The Notice, this Proxy Statement and the enclosed form of voting instructions were first mailed on or about March 24, 2003.

     This Proxy Statement is being furnished to owners of variable annuity contracts and variable life insurance policies ("Contract Owners") who have allocated value under their variable annuity contracts and variable life insurance policies ("Variable Contracts") to separate accounts of their insurance companies (the "Separate Accounts") that invest in the Funds. The Separate Accounts invest in the Funds in accordance with instructions received from Contract Owners. Contract Owners have indirectly invested in the Funds through the Separate Accounts and have the right to instruct their insurance companies how to vote shares of the Funds attributable to their Variable Contracts.

     If you execute and return your voting instruction form, but do not provide voting instructions, your insurance company will vote the shares attributable to you in accordance with the recommendations of the Board of Trustees. Your insurance company will vote any shares for which it does not receive voting instructions, and any shares which it holds for its own account, in proportionately the same manner as shares for which it has received voting instructions.

     The Zenith Fund currently offers 17 series of shares of beneficial interest, each of which represents a separate investment portfolio. Most of the Funds offer three separate classes of shares, designated as Class A, Class B and Class E shares. For purposes of voting on each proposal at the Meeting, Class A, Class B and Class E shares of each Fund will be treated as one class of shares.

     Shareholders of record of each Fund on the Record Date are entitled to one vote for each dollar of the value of the shares of beneficial interest of the Fund held as of that date.

     Financial statements for each Fund are included in the Annual Report of the Zenith Fund for the fiscal year ended December 31, 2002, which has been mailed to shareholders. Shareholders may obtain copies of the Annual Report free of charge by writing to New England Zenith Fund, 501 Boylston Street Boston, MA 02116, or by telephoning 1-800-356-5015.

Summary of Proposal.

     This Proxy Statement relates to and describes in detail a proposal to approve reorganizations of each Fund into a corresponding fund of Metropolitan Series Fund, Inc., a Maryland corporation (the "Met Fund"), on which the vote of shareholders of each Fund is solicited.

                    1. APPROVAL OR DISAPPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION.

Overview.

     It is proposed that each Fund be reorganized into a newly organized series of the Met Fund. The Zenith Fund and the Met Fund are diversified registered open-end management investment companies. This restructuring of the Funds is part of an overall plan of the insurance companies in the Metropolitan Life enterprise -- Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company, MetLife Investors USA Company and General American Life Insurance Company (together, the "Insurance Companies") -- to streamline and rationalize the investment offerings underlying variable life insurance and variable annuity contracts offered by the Insurance Companies. The Zenith Fund and the Met Fund already employ a common investment adviser (MetLife Advisers, LLC) and have many of the same executive officers. Additionally, each Fund and its corresponding series of the Met Fund have the same subadviser. However, the Zenith Fund and the Met Fund are separate legal entities, organized under the laws of different jurisdictions (Massachusetts and Maryland, respectively) and have separate governing boards. The proposed reorganization would result in a single surviving legal entity (the Met Fund) under the oversight of a single board of directors. The Met Fund currently consists of twenty portfolios. Management of the Zenith Fund believes that this more rational and less complicated structure for the common governance and oversight of investment portfolios that underlie a common set of variable annuity and life insurance product offerings is appropriate and in the interests of Contract Owners.

     The Trustees of the Zenith Fund (the "Trustees") have unanimously approved the reorganization of each Fund into a newly created corresponding series (each a "New Fund" and, collectively, the "New Funds")1 of the Met Fund (each a "Reorganization" and, collectively, the "Reorganizations"). Each of the Funds and the New Funds, other than the Harris Oakmark Focused Value Series and its corresponding New Fund, is a diversified, open-end mutual fund. The Harris Oakmark Focused Value Series and its corresponding New Fund are non-diversified, open-end mutual funds that may hold fewer securities than the other Funds. Shares of each Fund are currently offered only to separate accounts established by the Insurance Companies. Each Insurance Company is the legal owner of shares of the Funds and has the right to vote those shares at the Meeting.

_____________________
     /1/ The Funds would retain their current names as series of the Met Fund with the identifier "Portfolio" added in place of "Series" (for example, the "Balanced Series" will reorganize into the "Balanced Fund").

Although you are not a shareholder of the Funds, as an owner of a variable life insurance or variable annuity contract issued by separate accounts of the Insurance Companies, you have the right to instruct your Insurance Company how to vote at the Meeting. Each Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to the corresponding New Fund in exchange for shares of the New Fund and for the assumption by the corresponding New Fund of all of the liabilities of the Fund as described below. The completion of these transactions will result in the liquidation of each Fund. A Reorganization will not be consummated unless at least a majority of the outstanding shares of the applicable Fund entitled to vote has approved the Reorganization.

Terms of the Plan.

     Shareholders of each Fund are being asked to vote upon the approval of an Agreement and Plan of Reorganization for their Fund (the "Plan," collectively the "Plans") pursuant to which the Reorganizations would be consummated. The following descriptions of the Plan and the features of the proposed Reorganizations are qualified in their entirety by reference to the text of the Plan, a form of which is set forth in Appendix A to this Proxy Statement.

     The Plan provides, among other things, for the transfer of all the assets attributable to each class of shares of each Fund to the corresponding New Fund in exchange for (i) the assumption by the New Fund of all liabilities of the Fund and (ii) shares of the same class of the New Fund ("New Shares"). The Reorganizations will occur on the next business day after the time when the assets of each Fund are valued for purposes of the Reorganizations (currently scheduled to be the close of regular trading on the New York Stock Exchange on April 25, 2003). The exchange, which will be effected on the basis of the net asset value of each Fund, will be followed immediately by the distribution of each class of the New Shares to the shareholders of such Fund in complete liquidation of the Fund. After the Reorganizations, the Zenith Fund will be terminated, and its affairs will be wound up in an orderly fashion.

     Each Reorganization requires approval by the Fund's shareholders and satisfaction of a number of other conditions, most of which may be waived jointly by the Trustees and the Directors of the Met Fund (the "Directors") if, in their judgment, the waiver will not have a material adverse effect on the interests of the shareholders of the Funds and the New Funds. The closing of the Reorganization of each Fund is subject to the conditions set forth in the Plan, including the approval of the Reorganization by at least a majority of the shares of the Fund entitled to vote.

     The Plan may be terminated by the mutual agreement of the Zenith Fund and the Met Fund. In addition, either the Met Fund or the Zenith Fund may at its option terminate the Plan at or prior to the Closing Date (as defined in the Plan): (a) because of a material breach by the other party of any representation, warranty, covenant or agreement contained in the Plan to be performed by the other party at or prior to the Closing Date; (b) if a condition expressed in the Plan to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or (c) if the Directors or the Trustees, as the case may be, determine that the termination of the Plan is in the best interests of the shareholders of the Met Fund or Zenith Fund, respectively. If the transactions contemplated by the Plan have not been substantially completed by July 31, 2003, the Plan shall automatically terminate on that date unless a later date is agreed to by both the Zenith Fund and the Met Fund.

     MetLife or its affiliates will bear the costs of each Reorganization, except for portfolio transaction costs incurred by the Funds in connection with the purchase or sale of portfolio securities that are permitted investments of the Funds and governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Met Fund to be issued. The costs to be borne by MetLife or its affiliates will include, among other costs, the costs of this Proxy Statement. In the event that a Reorganization is not consummated, MetLife will bear all of the costs and expenses incurred by both the Zenith Fund and the Met Fund in connection with the proposed Reorganizations.

Investment Policies and Investment Restrictions.

     The investment objectives and policies of the New Funds as reorganized series of the Met Fund will be substantially the same as those in existence for the Funds as series of the Zenith Fund.

Description of New Shares.

     Class A, Class B and Class E shares of the New Funds will have characteristics substantially the same as the corresponding classes of shares of the Funds. Full and fractional New Shares will be issued to each Fund's shareholders in accordance with the provisions of the Plan as described above. The classes of shares are identical, except that Class E and Class B shares pay fees under a distribution and services plan (Rule 12b-1 fees) of 0.15% and 0.25%, respectively, of average daily net assets of the respective class.

The Distributor; Certain Payments by the Distributor.

     New England Securities Corporation ("NESC") serves as principal underwriter for shares of the Funds. MetLife serves as principal underwriter for each series of the Met Fund.

     Under the Met Fund 12b-1 Plan, MetLife will be paid, at the same rate that NESC is currently paid by the Funds, a distribution and services fee pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), out of the assets attributable to the shares of certain classes of the New Funds. Accordingly, the Class B shareholders of the New Funds will pay 12b-1 fees pursuant to the Met Fund 12b-1 Plan at the annual rate of 0.25% of the assets attributable to the Class B shares, while the Class E shareholders will pay 12b-1 fees at the annual rate of 0.15% of the assets attributable to Class E Shares. Note that while the Met Fund 12b-1 fees are currently limited to payments of 0.25% for Class B shares and 0.15% for Class E shares, the Met Fund 12b-1 Plan, like the Zenith Fund Distribution and Services Plan, allows for a fee of up to 0.50% of average daily assets at the discretion of the relevant fund's board.

Fee Structure / Expenses.

     The fees and expenses to which each New Fund will be subject after its Reorganization will be substantially the same as those to which the corresponding Fund is subject immediately before the Reorganization.

Federal Income Tax Consequences.

     Provided that the contracts funded through the separate accounts of the Insurance Companies qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") or as life insurance contracts under Section 7702 of the Code, each Reorganization will not create any tax liability for owners of the contracts.

     The closing of each Reorganization will be conditioned on receipt of an opinion from Ropes & Gray to the effect that, on the basis of existing law under specified sections of the Code, for federal income tax purposes:

     . the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Fund and the corresponding New Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

     . under Section 361 of the Code, no gain or loss will be recognized by the Fund upon the transfer of its assets to the New Fund in exchange for the New Shares and the assumption by the New Fund of the Fund's liabilities, or upon the distribution of such New Shares to the shareholders of the Fund;

     . under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon the receipt of the assets of the Fund in exchange for the assumption of the obligations of the Fund and issuance of the New Shares;

     . under Section 362(b) of the Code, the tax basis of the assets of the Fund acquired by the New Fund will be the same as the basis of those assets in the hands of the Fund immediately prior to the transfer;

     . under Section 1223(2) of the Code, the holding period of the assets of the Fund in the hands of the New Fund will include the period during which those assets were held by the Fund;

     . under Section 354 of the Code, the Fund shareholders will recognize no gain or loss upon exchange of their shares of the Fund for the New Shares;

     . under Section 358 of the Code, the aggregate tax basis of the New Shares to be received by each shareholder of the Fund will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor;

     . under Section 1223(l) of the Code, the holding period of the New Shares received by each shareholder of the Fund will include the holding period for the Fund shares exchanged for the New Shares; provided such shares of the Fund were held as a capital asset on the date of the exchange; and

     . the New Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     The opinion will be based on certain factual certifications made by officers of the Zenith Fund and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganizations will be as described above.

     Prior to the closing of the Reorganizations, the Funds will declare a distribution, which, together with all previous distributions, will have the effect of distributing to their shareholders all of their (i) excess investment income excludable from gross income under Section 103 of the Code over deductions disallowed under Sections 265 and 171 of the Code, (ii) investment company taxable income (in each case computed without regard to the deduction for dividends paid) and (iii) net realized capital gains, if any, through the closing date.

Basis for the Trustees' Recommendation.

     The Trustees, including all of the Trustees who are not "interested persons," as defined in the 1940 Act (the "Independent Trustees"), voted unanimously to approve the Reorganizations at a meeting held on December 12, 2002. The Directors of the Met Fund, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act (the "Independent Directors"), voted unanimously to approve the Reorganizations at a meeting held on February 4, 2003.

     The Trustees considered each proposed Reorganization at meetings held on November 14 and December 12, 2002, at which they met with representatives of the Met Fund, MetLife and MetLife Advisers, LLC ("MetLife Advisers"). In addition, the Independent Trustees met separately to consider the proposals on November 14 and December 12, 2002, and were represented throughout their deliberations by counsel independent of the Zenith Fund, MetLife and MetLife Advisers.

     In approving the Reorganizations, the Trustees determined that each proposed Reorganization would be in the best interests of the relevant Fund and its shareholders and that the interests of that Fund's shareholders would not be diluted as a result of effecting the Reorganization. The principal factors considered by the Trustees in recommending that shareholders approve the Reorganizations were as follows:

     . The Trustees believe that the Reorganizations will result in operational benefits to shareholders. In particular, the Trustees considered the redundancies and inefficiencies inherent in the current fund structure and believe that a single legal entity rather than multiple legal entities will enhance the ability of Fund officers,

          MetLife management and MetLife Advisers to provide effective, efficient service to the Funds, the board and the shareholders.

     . The Trustees were informed that the Reorganizations would eliminate the risk of multiple fund boards reaching inconsistent outcomes on a single type of business proposal within the MetLife enterprise.

     . The Trustees were informed that the Reorganizations would, if effected, result in a mutual fund complex consisting of thirty-six portfolios and total anticipated assets in excess of $16.6 billion. Elimination of certain duplicative expenses, and the ability to spread certain fixed costs over a larger asset base, may result in certain cost savings to the Funds, although these savings are not expected to be material in relation to the total assets of the complex.

     . The Trustees were informed that the proposed Reorganizations would occur only if they could be accomplished without resulting in the imposition of federal income taxes on any Fund or its shareholders.

     . In addition, the Trustees received representations from MetLife to the effect that MetLife Advisers or its affiliates would pay the costs associated with the proposed Reorganizations (except for (i) portfolio transaction costs incurred by the Funds in connection with the purchase or sale of portfolio securities that are permitted investments of the Funds and governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Met Fund to be issued and (ii) certain payments that would result in the disqualification of a Fund as a regulated investment company under the Code). In connection with their determination that the interests of each Fund's shareholders would not be diluted as a result of its proposed Reorganization, the Trustees noted that the shareholders of each Fund would receive shares of the corresponding New Fund equal in value to the value of the Fund's net assets as of the business day preceding the closing of its Reorganization.

     . The Trustees considered the experience and background of the Directors and officers of the Met Fund, including the independence of the Independent Directors. For more information on these Directors and certain senior officers, see below under "2. Other Information - The Met Fund."

     . The Trustees considered that the investment objective, policies and restrictions of each Fund are substantially the same as those of the corresponding New Fund and that the Reorganizations will not cause any change in the personnel managing the portfolio or to the investment strategies and techniques utilized in the management of the corresponding Fund's portfolio prior to its Reorganization. The Trustees noted that the investment advisory and subadvisory agreements of each New Fund were identical to the investment advisory and subadvisory agreements of its corresponding Fund except for changes necessary to reflect the change in parties. For these reasons, the Trustees believe that an investment in shares of the New Fund will provide shareholders with an investment opportunity substantially the same as that afforded by the corresponding Fund immediately prior to its Reorganization.

Required Shareholder Vote.

     The affirmative vote of a majority of the outstanding shares of a Fund is necessary for the approval of the proposed Reorganization for such Fund.

     A shareholder of a Fund objecting to its proposed Reorganization is not entitled under either Massachusetts law or the Agreement and Declaration of Trust of the Zenith Fund (the "Zenith Declaration of Trust") to demand payment for and an appraisal of his or her Fund shares if the Reorganization is consummated over his or her objection. However, shareholders should be aware that shares may be redeemed at any time prior to the consummation of the Reorganizations. Contract Owners may exchange their investment in a Fund for an investment in other investment options, as provided in their contracts, before or after the Reorganizations.

     If a proposed Reorganization is not approved by the shareholders of a Fund or is not completed for any other reason, the Fund will continue to be managed as a separate series of the Zenith Fund in accordance with its current investment objective and policies, and the Trustees will consider such alternatives as may be in the best interests of the Fund and its shareholders.

     The Trustees of the Zenith Fund unanimously recommend that shareholders of each Fund vote FOR approval of the proposed Reorganization of such Fund.

Principal Differences Between the Legal Structures of the Met Fund and the Zenith Fund

Organization

     The Met Fund is organized as a Maryland corporation and the Zenith Fund is organized as a Massachusetts business trust. Except as otherwise noted below, the provisions of Massachusetts law and the Zenith Declaration of Trust and Bylaws (the "Zenith Bylaws") are substantially similar in material respects to those of Maryland law and the Articles of Incorporation (the "Met Articles") and Bylaws (the "Met Bylaws") of the Met Fund. Both the Zenith Fund and the Met Fund are registered investment companies under the 1940 Act.

Shareholder Voting--Generally

     Under Maryland law, the Met Articles and the Met Bylaws, shareholder voting power is generally limited to electing directors, approving investment management or sub-investment management agreements, ratifying the selection of independent public accountants, approving distribution agreements, approving amendments to the Met Articles, authorizing extraordinary corporate actions and approving matters required to be submitted to a shareholder vote under the 1940 Act. The Met Articles provide that capital stock of the Met Fund that is issued, outstanding and entitled to vote shall be voted in the aggregate, and not by series or class, except when otherwise required by law or if the Directors, in their sole discretion, determine that only one or more particular series or classes is affected by the matter under consideration, in which case only the affected series or classes vote. Maryland law provides that a corporation's charter may require a lesser proportion of votes of shareholders on matters than otherwise required by Maryland law, but not less than a majority. Under the Met Articles and the Met Bylaws, any corporate action to be taken by a shareholder vote may be authorized by a majority of shareholders entitled to vote on the matter, subject to applicable laws, regulations, or rules or orders of the Securities and Exchange Commission (the "SEC").

     Under the Zenith Declaration of Trust, shareholders have the power to vote
(i) for the election of Trustees, (ii) with respect to amendment of the Zenith Declaration of Trust, (iii) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Zenith Fund or its shareholders, (iv) with respect to the termination of the Zenith Fund or any series or class, (v) to remove Trustees from office in certain circumstances and (vi) with respect to such additional matters relating to the Zenith Fund as may be required by the Zenith Declaration of Trust, the Zenith Bylaws or any registration with the SEC or any state, or as the Trustees may consider necessary or desirable. The Zenith Declaration of Trust states that on all matters submitted to a shareholder vote, all shares of the Zenith Fund entitled to vote, except as provided by the Zenith Bylaws, are voted in the aggregate as a single class except when (i) otherwise required by the 1940 Act or when the Trustees determine that the matter affects one or more series or classes materially differently, and (ii) when the matter affects only the interests of one or more series or classes. Shareholders of any particular series or class of the Zenith Fund are not entitled to vote on matters that do not affect that series or class. Each whole share (or fractional share) of the Zenith Fund outstanding on the record date is entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the Record Date. For example, a share having a net asset value of $10.50 would be entitled to 10.5 votes. Under the Zenith Declaration of Trust, as described below, the required vote of shareholders depends on the action to be taken.

Shareholder Meetings

     The Met Bylaws require an annual meeting of shareholders only in years in which shareholder action is needed on any one or more of the following: (1) the election of directors; (2) approval of an investment advisory agreement; (3) ratification of the selection of independent auditors; and (4) approval of a distribution agreement. The Zenith Fund is not required to hold an annual meeting of shareholders. The Met Bylaws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President. In addition, the Met Bylaws allow for shareholders to act by written consent in lieu of a meeting upon the written consent signed by the holders of all outstanding stock having voting power. The Zenith Declaration of Trust allows for shareholder meetings to be called by the Trustees. The Zenith Declaration of Trust also allows shareholders to act without a meeting upon the written consent of shareholders holding a majority of the shares entitled to vote on the matter.

Quorums

     The Met Bylaws provide that a majority of the shares entitled to vote constitutes a quorum at shareholder meetings. The Zenith Declaration of Trust provides that 40% of shares entitled to vote constitutes a quorum at a shareholder meetings. Unlike the Met Bylaws, which provide that one-third of the Directors (but no fewer than two) constitutes a quorum for a meeting of Directors, the Zenith Bylaws provide that a majority of Trustees constitutes a quorum for a meeting of Trustees.

Removal of Trustees, Directors and Officers

     Pursuant to Maryland law and the Met Bylaws, any Director may be removed with or without cause at any meeting of shareholders at which a quorum is present by the affirmative vote of a majority of the votes entitled to be cast. The Zenith Declaration of Trust provides that a Trustee may be removed by a vote of holders of two-thirds of the outstanding shares, either by a written declaration filed with the Zenith Fund's custodian or at a meeting called for such purpose. The Trustees must call such a meeting upon the written request of holders of at least 10% of the outstanding shares.

Indemnification of Trustees, Directors and Officers

     Pursuant to the Met Bylaws, the Met Fund shall indemnify current and former directors and officers of the Met Fund to the extent permitted by Maryland law. Under Maryland law, a corporation may indemnify any director against liabilities for acts incurred by reason of service as a director unless it is established that (i) the act or omission was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director actually received an improper personal benefit or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. In addition, indemnification may not be made (i) in a proceeding by or in the right of the corporation where the director is found liable to the corporation (a "Corporate Liability") or (ii) in a proceeding charging improper personal benefit where the director is found to be liable because such benefit was improperly received, whether or not involving action in the director's official capacity (a "Personal Liability").

     Maryland law also provides that indemnification is not payable by a corporation unless a determination has been made that the director has met the standard of conduct noted in the foregoing paragraph. Such determination may be made by (i) a vote of a majority of a quorum of directors consisting of directors not, at the time, parties to the proceedings, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board (designated by a majority of the board, in which designation directors who are parties may participate) consisting solely of two or more directors not, at the time, parties to such proceedings, (ii) special legal counsel selected by the board or a committee as set forth in (i) above, or if the quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate, or
(iii) the stockholders. Upon the application of a director, a court may order indemnification if it determines that (i) a director is entitled to reimbursement because such director has been successful, on the merits or otherwise, in the defense of a proceeding in which such director has been determined to have met the applicable standards of conduct or (ii) whether or not the director has met the applicable standards of conduct, the director is entitled to indemnification in view of all the relevant circumstances, provided that the indemnification payment shall be limited to the director's expenses in cases involving Corporate Liability or Personal Liability.

     Other than for directors, the Met Fund is required to indemnify or advance expenses only to the extent specifically approved by resolution of the Board of Directors. In addition, no indemnification or advance payment is provided to directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Met Fund Bylaws also provide that no advance payment is provided unless the director or officer undertakes to repay the advance unless (A) it is determined that such director or officer is entitled to the indemnification, and (B)(i) the director or officer provides a security for the undertaking, (ii) the Met Fund is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party directors, or an independent legal counsel by written opinion, determines that there is no reason to believe that the person will be found to be entitled to the indemnification.

     Similarly, under the Zenith Bylaws, the Zenith Fund shall indemnify current and former Trustees and officers against all liabilities and expenses incurred by reason of their service as a Trustee or officer of the Zenith Fund. The Zenith Fund will not provide indemnification to any person: (i) adjudicated by a court not to have acted in good faith in the reasonable belief that his or her actions were in the best interests of the Zenith Fund, (ii) held to be liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of duty, or (iii) in the event of a settlement, unless such settlement is found to be in the best interests of the Zenith Fund by (a) a disinterested majority of Trustees, (b) a majority of the disinterested Trustees (along with a written opinion of independent legal counsel), (c) a disinterested person selected by the Trustees (along with a written opinion of independent legal counsel) or (d) a vote of a majority of the shareholders (not including the person seeking indemnification). The Zenith Bylaws also provide that expenses may be paid in advance so long as such amounts are repaid to the Zenith Fund if it is determined that such payments are not authorized under such Bylaws. Also, the Zenith Bylaws provide that the indemnification rights are not exclusive, and do not affect any other rights to which persons seeking indemnification may be entitled.

Personal Liability

     Under Maryland law, shareholders have no personal liability for acts or obligations of the corporation. Under Massachusetts law, shareholders of a Massachusetts business trust, such as the Zenith Fund, could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Zenith Declaration of Trust disclaims shareholder liability for acts or obligations of the Zenith Fund, and requires that notice of such disclaimer be given in each agreement, undertaking or obligation entered into or executed by the Zenith Fund or the Trustees. The Zenith Declaration of Trust provides that any shareholder held personally liable solely by reason of his or her being or having been a shareholder of the Zenith Fund shall be indemnified out of the property of the series (or attributable class) of which he or she is or was a shareholder for all such loss and expense. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which the Zenith Fund would be unable to meet its obligations. The likelihood of such a circumstance is considered remote.

Termination

     Under Maryland law, a corporation with stock outstanding may be voluntarily dissolved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. However, the Met Articles provide that notwithstanding Maryland law, any action by shareholders may be taken upon the vote of the holders of a majority of the shares entitled to vote, so that the Met Fund may be terminated upon a majority vote of its shareholders. A corporation with no outstanding stock may be terminated upon the vote of the majority of its directors.

     Under the Met Articles, if, in the sole determination of the Board of Directors, the continuation of the offering of a series or a class of the Met Fund is no longer in the best interests of the Met Fund, the Met Fund may cease offering such series or class and may, by a majority vote of the Board of Directors, require the redemption of all outstanding shares of such series or class upon thirty days' prior written notice to shareholders, subject to applicable laws.

     By contrast, the Zenith Declaration of Trust provides that the Zenith Fund may be terminated at any time by a vote of at least 66 2/3% of the shares entitled to vote, or by the Trustees by written notice to the shareholders. Any series or class of the Zenith Fund may be terminated at any time by vote of at least 66 2/3% of the shares of that series or class, or by the Trustees by written notice to shareholders of that series or class. In addition, the Zenith Declaration of Trust provides that at any time that there are no shares outstanding of a particular series or class, the Trustees may amend the Declaration of Trust to abolish the series or class.

Amendments

     Maryland law generally provides that an amendment to the charter must be ratified by a vote of at least two-thirds of all shareholders. However, the Met Articles provide that notwithstanding Maryland law, any action by shareholders may be taken by majority vote of the shares entitled to vote, so that the Met Articles may be amended by a majority of the shareholders of the Met Fund. Also, Maryland law provides that a majority of the board of directors may, without a shareholder vote, (1) change the name of the corporation or (2) change the name or par value of any class or series of the corporation's stock and the aggregate par value of the corporation's stock. The Met Bylaws may be amended by a majority shareholder vote, although certain provisions of the Met Bylaws may also be amended by action of a majority of the Board of Directors without a shareholder vote.

     The Zenith Declaration of Trust may be amended by a vote of a majority of the shares entitled to vote, although the Trustees may amend the Zenith Declaration of Trust without a shareholder vote for the purpose of (i) responding to or complying with any regulation, order, ruling or interpretation of any governmental agency or law, or (ii) designating and establishing series and classes. The Zenith Bylaws may be amended by action of a majority of the Trustees.

Rights of Inspection

     Under Maryland law, any shareholder of the Met Fund may inspect and copy during usual business hours the Met Articles and the Met Bylaws and the minutes, annual reports and voting trust agreements on file at the Met Fund's principal office. Under Maryland law, shareholders owning at least 5% of the Met Fund's shares who have been shareholders of record for at least six months also have the right to inspect the books of account and stock ledger of the Met Fund and request a statement of the Met Fund's affairs. Massachusetts law, the Zenith Declaration of Trust and the Zenith Bylaws do not provide for any inspection rights.

Distributions

     Maryland law provides that a distribution may not be made by the Met Fund if, after giving effect to it, (i) the Met Fund would not be able to pay its indebtedness as such indebtedness becomes due in the usual course of business; or (ii) the Met Fund's total assets would be less than the sum of the Met Fund's total liabilities plus the amount that would be needed if the Met Fund were to be dissolved at the time of the distribution to satisfy any preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution. Massachusetts law, the Zenith Declaration of Trust and the Zenith Bylaws contain no comparable restrictions.

Subadvisers

     The Met Fund and the Zenith Fund each rely upon an exemptive order from the SEC that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of MetLife Advisers or the Met Fund or the Zenith Fund, as the case may be, without obtaining shareholder approval. The Directors or the Trustees, as applicable, must approve any new subadvisory agreements under the exemptive order, and the Met Fund or the Zenith Fund must also comply with certain other conditions.

     The exemptive order also permits the Met Fund and the Zenith Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after certain events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Directors or Trustees, as applicable. The Met Fund or the Zenith Fund will notify shareholders of any subadviser changes and any other event of which notification is required under the order.

                       2. OTHER INFORMATION

The Met Fund.

     The Met Fund is a Maryland corporation registered as an investment company under the 1940 Act. The Met Fund was organized on November 23, 1982. The principal executive offices of the Met Fund are located at 501 Boylston Street, Boston, Massachusetts 02116.

     Directors and Officers. The business of the Met Fund is managed under the direction of a Board of Directors. The Met Fund's Directors review actions of the Met Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Met Fund's officers supervise the daily business operations of the Met Fund. Each Director is responsible for overseeing all Portfolios of the Fund. There is no limit to the term a Director may serve. The Directors and senior officers of the Met Fund, their ages and a description of their principal occupations during the past five years are listed below. Except as shown, each Director's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Director may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 501 Boylston Street, Boston, Massachusetts 02116.

Interested Directors

     Each Director below is an "interested person" (as defined by the 1940 Act) in that Ms. Goggin is an employee, and Mr. Typermass, a former employee of, and currently consulting to, MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

--------------------------------------------------------------------------------------------------------------------
                                        Current        Position(s)    Principal occupations over past five years,
    Name and address        Age    position(s) with     held since          including other directorships/(1)/
                                       Met Fund
--------------------------------------------------------------------------------------------------------------------
Anne M. Goggin              54    Director, Chairman       2002      Chief Counsel-Individual Business, MetLife;
Metropolitan Life                 of the Board,                      Trustee and Chairman of the Board, Zenith
Insurance Company                 President and                      Fund*; Senior Vice President and General
1 Madison Avenue                  Chief Executive                    Counsel, New England Financial ("NEF"); Chair
New York, NY 10010                Officer                            of the Board of Managers, President and Chief
                                                                     Executive Officer, MetLife Advisers; Director,
                                                                     NESC; formerly, General Counsel, Secretary and
                                                                     Clerk, NESC, 1993-1999.

Arthur G. Typermass         65    Director                 1998      Formerly, Senior Vice-President and
43 Chestnut Street                                                   Treasurer, MetLife, 1997-1998.
Garden City, NY 11530
--------------------------------------------------------------------------------------------------------------------

Non-Interested Directors

     Each Director below is not an "interested person" (as defined by the 1940
Act).

--------------------------------------------------------------------------------------------------------------------
                                        Current        Position(s)
    Name and address        Age    position(s) with     held since   Principal occupations over past five years/(1)/
                                       Met Fund
--------------------------------------------------------------------------------------------------------------------
Steve A. Garban+            65    Director                 1993      Formerly, Chief Financial Officer, Senior
The Pennsylvania State                                               Vice President Finance and Operations and
University                                                           Treasurer, The Pennsylvania State University.
208 Old Main
University Park, PA 16802
--------------------------------------------------------------------------------------------------------------------
Linda B. Strumpf            55    Director                 2000      Vice President and Chief Investment Officer,
Ford Foundation                                                      Ford Foundation.
320 E. 43/rd/ Street
New York, NY 10017
--------------------------------------------------------------------------------------------------------------------
Dean O. Morton+             71    Director                 1993      Formerly, Executive Vice President, Chief
3200 Hillview Avenue                                                 Operating Officer and Director,
Palo Alto, CA  94304                                                 Hewlett-Packard Company.
--------------------------------------------------------------------------------------------------------------------
Michael S. Scott Morton+    65    Director                 1993      Jay W. Forrester Professor of Management
Massachusetts Institute                                              (Emeritus) at Sloan School of Management, MIT.
of Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02138
--------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt+            64    Director                 2001      President, since 1999, and formerly, Vice
3409 Pacific Avenue                                                  President, Founders Investments, Ltd.
San Francisco, CA  94118
--------------------------------------------------------------------------------------------------------------------
H. Jesse Arnelle            69    Director                 2001      Counsel, Womble Carlyle Sandrie & Rice;
400 Urbano Drive                                                     formerly, Senior Partner, Arnelle, Hastie,
San Francisco, CA  94127                                             McGee, Willis and Greene.
--------------------------------------------------------------------------------------------------------------------

Officers

--------------------------------------------------------------------------------------------------------------------
                                        Current        Position(s)
    Name and address        Age    position(s) with     held since   Principal occupations over past five years(1)
                                         Fund
--------------------------------------------------------------------------------------------------------------------
John F. Guthrie, Jr.        59    Senior Vice              2002      Manager and Senior Vice President, MetLife
MetLife Advisers, LLC             President                          Advisers; Senior Vice President, Zenith Fund,
501 Boylston Street                                                  Since 1995; Vice President, NEF.
Boston, MA  02116
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                        Current         Position(s)
    Name and address        Age    position(s) with     held since   Principal occupations over past five years/(1)/
                                         Fund
--------------------------------------------------------------------------------------------------------------------
Peter Duffy                 47    Vice President and       2000      Senior Vice President, MetLife Advisers,
MetLife Advisers, LLC             Treasurer                          since December 1998; Vice President, since
501 Boylston Street                                                  2002, and Treasurer, since 1998, Zenith Fund;
Boston, MA 02116                                                     Senior Vice President; NEF; formerly Senior
                                                                     Vice President, New England Funds, L.P.
--------------------------------------------------------------------------------------------------------------------
Thomas M. Lenz              44    Vice President and       2002      General Counsel and Secretary, MetLife
MetLife Advisers, LLC             Secretary                          Advisers, since 1998; Assistant General
501 Boylston Street                                                  Counsel, MetLife; Vice President, since 2002,
Boston, MA 02116                                                     and Secretary, since 1998, Zenith Fund;
                                                                     formerly, Vice President, State Street Bank
                                                                     and Trust Company.
--------------------------------------------------------------------------------------------------------------------
David W. Allen              46    Senior Vice              2002      Head of Individual Life Product Management,
Metropolitan Life                 President                          MetLife; Senior Vice President, Zenith Fund,
Insurance Company                                                    since 2002.
501 Boylston Street
Boston, MA 02116
--------------------------------------------------------------------------------------------------------------------
Hugh McHaffie               44    Senior Vice              2000      Senior Vice President, MetLife, since 1999;
Metropolitan Life                 President                          Senior Vice President, Zenith Fund, since
Insurance Company                                                    2002; formerly Vice President, Manufacturers
501 Boylston Street                                                  Life North America.
Boston, MA 02116
--------------------------------------------------------------------------------------------------------------------
Thomas C. McDevitt          47    Vice President           2002      Vice President, Zenith Fund, since 1995.
MetLife Advisers, LLC
501 Boylston Street
Boston, MA 02116
--------------------------------------------------------------------------------------------------------------------
Daphne Thomas-Jones         47    Vice President           2000      Assistant Vice President, since 1998, and
Metropolitan Life                                                    formerly, Director, MetLife.
Insurance Company
One Madison Avenue
New York, NY 10010
--------------------------------------------------------------------------------------------------------------------

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

(1) Previous positions during the past five years with the Met Fund, MetLife, MetLife Advisers, the Zenith Fund, New England Financial, New England Funds, L.P., or NESC are omitted if not materially different.

(+) Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with MetLife Advisers or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust and State Street Research Exchange Trust (the "State Street Research Funds").

MetLife Advisers.

     MetLife Advisers is the investment adviser to the Funds and the New Funds. The address of MetLife Advisers is 501 Boylston Street, Boston, Massachusetts 02116.

NESC.

     NESC provides mutual fund distribution services to registered investment companies, including the Funds, and is an indirect wholly owned subsidiary of NEF. NESC's address is 399 Boylston Street, Boston, MA 02116.

MetLife.

     MetLife provides mutual fund distribution services to registered investment companies, including the Met Fund. MetLife's address is One Madison Avenue, New York, NY 10010.

Independent Public Accountants.

     Deloitte & Touche LLP presently serves as independent public accountants for the Zenith Fund and the Met Fund.

Expenses of Reorganizations/Proxy Solicitation.

     MetLife or its affiliates will bear the costs of each Reorganization, except for portfolio transaction costs incurred by the Funds in connection with the purchase or sale of portfolio securities that are permitted investments of the Funds and governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Met Fund to be issued. The costs to be borne by MetLife or its affiliates will include, among other costs, the costs of this Proxy Statement. In the event that a Reorganization is not consummated, MetLife will bear all of the costs and expenses incurred by both the Zenith Fund and the Met Fund in connection with the proposed Reorganizations.

     Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Code.

Outstanding Shares and Certain Ownership of Shares.

     The Zenith Fund serves as the investment vehicle for variable insurance, variable annuity and group annuity products of the Insurance Companies. Shares of the Funds are available for purchase by separate accounts established by the Insurance Companies and by Qualified Plans. Shares of the Funds are not offered for direct purchase by the investing public. Shares of certain Funds are also held by the Zenith Equity Series, one of the Funds. The Zenith Equity Series is a fund of funds that currently invests approximately a third of its assets in each of the Capital Guardian U.S. Equity Growth Series, Jennison Growth Series and FI Structured Equity Series.

     The number of shares of beneficial interest of each of the Funds issued and outstanding as of the Record Date was as follows:

                                                                        Number of Issued and
                   Name of Fund                   Class of Shares         Outstanding Shares
                   ------------                   ---------------         ------------------
        State Street Research Money                      A                     3,274,558.005
        Market Series                                    B                       614,883.637

        Salomon Brothers Strategic Bond                  A                    10,743,496.660
        Opportunities Series                             B                           210.204
                                                         E                     2,483,987.033

        Salomon Brothers U.S.                            A                    14,777,887.113
        Government Series                                B                           185.264
                                                         E                     6,082,221.300

        State Street Research Bond Income                A                     8,315.424.226
        Series                                           B                       456,099.747
                                                         E                       186,882.207

        Balanced Series                                  A                     9,660,483.533
                                                         E                       970,293.821

        MFS Total Return Series                          A                     1,102,895.081
                                                         B                        67,813.796

        Alger Equity Growth Series                       A                    32,141,005.270
                                                         B                            68.306
                                                         E                     1,161,511.144

        Capital Guardian U.S. Equity Series              A                    36,975,133.634
                                                         B                     1,259,908.709

        Davis Venture Value Series                       A                    34,673,952.447
                                                         B                           118.064
                                                         E                    12,704,205.591

        FI Mid Cap Opportunities Series                  A                       280,134.709
                                                         B                       125,032.512
                                                         E                       396,709.506

        FI Structured Equity Series                      A                     3,896,601.633
                                                         B                            49.468
                                                         E                        48,629.019

        Harris Oakmark Focused Value Series              A                     2,594,149.714
                                                         B                       910,843.385
                                                         E                       469,490.448

        Jennison Growth Series                           A                    37,987,317.383
                                                         B                     8,908,259.627

        Loomis Sayles Small Cap Series                   A                     2,002,662.672
                                                         B                             8.380
                                                         E                        79,468.154

        MFS Research Managers Series                     A                     3,948,367.823
                                                         E                       317,739.191

        MFS Investors Trust Series                       A                     3,040,871.302
                                                         B                     2,118,194.928
                                                         E                       706,420.842

        Zenith Equity Series                             A                     3,338,796.604

Record and Beneficial Ownership

     The Insurance Companies have informed the Zenith Fund that, as of the Record Date, there were no persons owning contracts which would entitle them to instruct the Insurance Companies with respect to 5% or more of the voting securities of any Fund. The Officers and Trustees of the Zenith Fund owned less than 1% of the outstanding shares of any Fund.

     Except as noted above with respect to the Zenith Equity Series, because the Insurance Companies own 100% of the shares of the Zenith Fund, they may be deemed to control (as that term is defined in the 1940 Act) the Zenith Fund.

Solicitation of Voting Instructions.

     Voting instructions will be solicited primarily by mailing this Proxy Statement and its enclosures, but may also be solicited through further mailings, telephone calls, personal interviews or e-mail by Trustees or officers of the Zenith Fund or by employees or agents of MetLife or its affiliates. The Funds do not currently anticipate retaining a proxy solicitation firm to solicit voting instructions for the Meeting, but may do so if deemed appropriate in their discretion as the date of the Meeting approaches. Any such expense would be borne by MetLife or its affiliates, as set forth in this Proxy Statement.

Voting Process

     The shares of the Funds are currently sold to Insurance Companies as the record owners for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Most of the shares of the Funds are attributable to variable insurance and annuity contracts. Other outstanding Fund shares are not attributable to variable insurance contracts, because such shares are (a) attributable to the Insurance Company's assets in one of the registered separate accounts, (b) held in a separate account that is not registered as an investment company, or (c) held in the Insurance Company's general account rather than in a separate account.

     Record owners of shares of beneficial interest of each Fund as of the close of business (4:00 p.m. Eastern Time) on January 31, 2003, will be entitled to vote and may cast one vote for each dollar of the value of shares of the Fund held as of that date.

     In accordance with their understanding of current applicable law, the Insurance Companies will vote the shares of the Funds that are attributable to variable insurance or annuity contracts based on instructions received from owners of such contracts that participate in the corresponding investment divisions or sub-accounts of the separate accounts.

     Shares of each Fund held in an investment division or sub-account of a separate account attributable to variable insurance and annuity contracts for which no timely instructions are received or that are not attributable to variable insurance and annuity contracts will be represented at the Meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all variable insurance and annuity contracts participating in that investment division. The Zenith Fund has been advised that Fund shares held in the general account or unregistered separate accounts of the Insurance Companies will be represented at the Meeting by the record owners and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions.

     If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the Meeting by a written revocation or later voting instruction form.

Date for Receipt of Shareholders' Proposals for Subsequent Meetings of Shareholders.

     The Zenith Declaration of Trust and Zenith Bylaws do not provide for annual meetings of shareholders and the Zenith Fund does not currently intend to hold such a meeting for holders of existing classes of shares in 2003. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Zenith Fund shareholders must be received by the Zenith Fund a reasonable period of time prior to any such meeting. If the Reorganizations are accomplished in their entirety, it is expected that the existence of the Zenith Fund will terminate in 2003, after which there would be no subsequent meetings of the shareholders of the Zenith Fund.

Other Matters.

     The holders of 40% of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. The total number of votes cast "for" approval of the proposal will be counted for purposes of determining whether sufficient affirmative votes have been cast on the proposal.

     All shares represented by voting instruction forms that reflect abstentions will be counted as present for purposes of determining whether sufficient affirmative votes have been cast. All shares represented by voting instruction forms that reflect abstentions will be counted as present for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions have the effect of a negative vote on the proposal.

     In the event that a quorum is not present for purposes of acting on the proposal, or if sufficient votes in favor of the proposal are not received by the time of the Meeting, the Insurance Companies named in the voting instructions may vote on those matters for which a quorum is present and as to which sufficient affirmative votes have been received, and may propose one or more adjournments of the Meeting with respect to any proposal not so approved or adopted in order to permit further solicitation of voting instruction forms. Any such adjournment will require the affirmative vote of a majority of the shares that (1) are entitled to vote on the proposal as to which adjournment is proposed and (2) are present in person or represented by proxy at the session of the Meeting to be adjourned. The Insurance Companies will vote in favor of such adjournment those voting instruction forms that they are entitled to vote in favor of the proposal as to which adjournment is proposed. They will vote against any such adjournment those proxies required to be voted against such proposal as to which affirmative votes have been received and will not vote any proxies that direct them to abstain from voting on such proposal.

     Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the Proposal referred to in the Notice of Special Meeting and described in this Proxy Statement. Nevertheless, shareholders are being asked on the enclosed voting instruction forms to authorize the Insurance Companies to vote in accordance with their judgment with respect to any additional matters that properly come before the Meeting and on all matters incidental to the conduct of the Meeting.

March 24, 2003.

                                   APPENDIX A

                                     Form of

                      Agreement and Plan of Reorganization

                                                                      Appendix A

                                      MODEL
                      AGREEMENT AND PLAN OF REORGANIZATION


          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of __________, 2003 by and between (i) New England Zenith Fund (the "Acquired Trust"), a Massachusetts business trust established under an Agreement and Declaration of Trust dated December 16, 1986, as amended and restated and in effect on the date hereof, on behalf of the [Fill In Name of Acquired Fund] (the "Acquired Fund"), a series of the Acquired Trust, and (ii) Metropolitan Series Fund, Inc. (the "Acquiring Company"), a Maryland corporation formed on November 23, 1982, on behalf of the [Fill In Name of Acquiring Fund] (the "Acquiring Fund"), a series of the Acquiring Company.

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of common stock of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

          In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

     (a) The Acquired Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

     (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund (collectively, the "Obligations"). For the avoidance of doubt, it is hereby expressly agreed that the Obligations include the obligation to indemnify any person who shall at any time have served as a trustee or officer of the Acquired Trust, to the full extent described in the Acquired Trust's By-laws as in effect on the date of this Agreement and permitted by applicable law, provided, however, that any findings, determinations or appointments relating to any such indemnification that are made after the Closing Date (as defined below) and that under the Acquired Trust's By-laws would be made by the trustees of the Acquired Trust (or a committee or sub-group thereof) shall instead be made by the directors of the Acquiring Company (or a similar committee or sub-group thereof). It is hereby further expressly agreed that such indemnification obligation shall extend to claims made and losses, damages and costs incurred after the Closing Date but arising from actions or omissions occurring before the Closing Date (including but not limited to actions or omissions relating to this Agreement, the transactions contemplated hereby and the approval thereof by the trustees and officers of the Acquired Fund).

     (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets and the assumption of such liabilities the number of full and fractional [Class A shares, Class B shares and Class E shares] of the Acquiring Fund equal to the number of, and having an aggregate net asset value equal to that of, the full and fractional [Class A share, Class B share and Class E shares] of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1 (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the "Acquiring Shares"). Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of Acquiring Shares of any class which the number of shares of such class of the Acquired Fund held by such Acquired Fund Shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

     1.4  With respect to Acquiring Shares distributable pursuant to paragraph
1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Company will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Company has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

     1.6 As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, which shall have been reviewed by Deloitte & Touche LLP and certified by the Treasurer of the Acquired Fund.

     1.7 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the Acquired Trust's Declaration of Trust and the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.   VALUATION.

     2.1 For the purpose of paragraph 1, the value of the shares of each class of the Acquired Fund shall be equal to the net asset value of such shares of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Acquiring Company, and shall be certified by an authorized officer of the Acquired Trust.

3.   CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on April 28, 2003 or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of [MetLife Advisers, LLC, located at 501 Boylston Street, Boston, Massachusetts,] or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for [Fill In Name of Acquiring Fund], a series of the Metropolitan Series Fund, Inc."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Acquired Trust or the Acquiring Company upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Acquired Trust. The Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4.   REPRESENTATIONS AND WARRANTIES.

     4.1 The Acquired Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

     (a) The Acquired Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

     (b) The Acquired Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Acquired Trust and the 1940 Act;

     (c) The Acquired Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

     (d) The Acquired Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

     (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

     (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments as at and for the two years ended December 31, 2002, of the Acquired Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since December 31, 2002;

     (g) Since December 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

     (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports or any assessments received by the Acquired Fund shall have been paid so far as due and adequate provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Acquired Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquiring Fund. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder. For all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

     (j) The authorized capital of the Acquired Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Acquiring Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into [Class A shares, Class B shares and Class E shares], each having the characteristics described in the Acquired Fund's current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), nonassessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

     (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to and accepted by the Acquiring Fund;

     (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

     (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

     (n) The information provided by the Acquired Fund for use in the Registration Statement referred to in paragraph 5.7 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

     (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

     (p) At the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2002, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

     (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain "diversified" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquired Fund, as amended through the Closing Date;

     (r) No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund; and

     (s)  The definitive Proxy Statement of the Acquired Fund referred to in
Section 5.3 hereof, as filed with the SEC under the under the 1934 Act, and relating to the meeting of the Acquired Fund's shareholders referred to in
Section 5.2 hereof (together with the documents incorporated therein by reference, the "Proxy Statement"), on the date of such filing (i) complied in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 5.2 hereof and on the Closing Date, the Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this paragraph shall apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Proxy Statement.

     4.2 The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Trust and to the Acquired Fund as of the date hereof, as applicable, and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

     (a) The Acquiring Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

     (b) The Acquiring Company is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Acquiring Company and the 1940 Act;

     (c) The prospectus and statement of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") when filed with the SEC will conform in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

     (d) The Acquiring Fund has no operations or assets other than in connection with its organization and the transactions contemplated by this Agreement;

     (e) The Acquiring Company is not in violation in any material respect of any provisions of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party or by which the Acquiring Fund is bound, if any, and the execution, delivery and performance of this Agreement will not result in any such violation;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

     (g) The Acquiring Fund was established by the Board of Directors of the Acquiring Company in order to effect the transaction described in this Agreement. The Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first income tax return at the end of its first taxable year, the Acquiring Fund intends to elect to be a "regulated investment company" and until such time intends to take all steps to ensure that it qualifies for taxation as a "regulated investment company" and that the assets of the Acquiring Fund will be sufficiently diversified so that each segregated asset account investing all its assets in the Acquiring Fund is adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder;

     (h) The authorized capital of the Acquiring Company consists of [3 billion] shares of common stock, par value of $0.01 per share, of which _____ shares are authorized for the Acquiring Fund. The outstanding shares in the Acquiring Fund are, and at the Closing Date will be, divided into [Class A shares, Class B shares and Class E shares], each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Company, and this Agreement constitutes the valid and binding obligation of the Acquiring Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

     (j) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares or Class E shares, as the case may be, in the Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Company, and no shareholder of the Acquiring Company will have any preemptive right of subscription or purchase in respect thereof;

     (k) The information to be furnished by the Acquiring Fund for use in the Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

     (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Company, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare, file with the SEC and distribute to its shareholders entitled to vote at such meeting a Proxy Statement for such meeting in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

     5.4 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.5 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.6 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

     5.7 The Acquiring Company will prepare and file a registration statement under the 1933 Act to register the Acquiring Shares and under the 1940 Act (the "Registration Statement") in compliance with the applicable requirements of the 1933 Act and the 1940 Act.

     5.8 The Acquiring Company, on behalf of the Acquiring Fund, will name each current Trustee and officer of the Acquired Trust, for a period of at least five
(5) years, as an insured under the Acquiring Company's directors and officers insurance policy, the total coverage of which will be in an amount no less than the amount of coverage provided from time to time to the Directors and officers of the Acquiring Company for such period.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

          The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Company, on behalf of the Acquiring Fund, shall have delivered to the Acquired Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Acquired Trust shall have received a favorable opinion from Ropes & Gray, counsel to the Acquiring Company, dated the Closing Date and in a form satisfactory to the Acquired Trust, to the following effect:

     (a) The Acquiring Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has corporate power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Proxy Statement and the Acquiring Fund is a separate series of the Acquiring Company duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation of the Acquiring Company; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement referred to in paragraph 5.3 and the Registration Statement referred to in paragraph 5.7 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares and Class E shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied; and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery by the Acquiring Company on behalf of the Acquiring Fund of this Agreement did not, and the performance by the Acquiring Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Company's Articles of Incorporation or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Acquiring Company or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (g) after inquiry of officers of the Acquiring Company by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Acquiring Company or the Acquiring Fund on or before the date of mailing of the Proxy Statement or the date hereof which is required to be described in the Proxy Statement referred to in paragraph 5.3 which is not disclosed therein; (h) the Acquiring Company is duly registered with the SEC as an investment company under the 1940 Act; and (i) to the knowledge of such counsel, after having made inquiry of officers of the Acquiring Company but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquiring Company or the Acquiring Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Acquiring Company's obligations under this Agreement, and neither the Acquiring Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Company and dated the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Company shall have received a favorable opinion from Ropes & Gray, dated the Closing Date and in a form satisfactory to the Acquiring Company, to the following effect:

     (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Acquired Fund Prospectus and the Proxy Statement and the Acquired Fund is a separate series of the Acquired Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquired Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it under this Agreement, and, upon consummation of the transactions contemplated by this Agreement, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery by the Acquired Trust on behalf of the Acquired Fund of this Agreement did not, and the performance by the Acquired Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Acquired Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Massachusetts state court or governmental authority is required for the consummation by the Acquired Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) after inquiry of officers of the Acquired Trust by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Acquired Trust or the Acquired Fund on or before the date of mailing of the Proxy Statement or the date hereof which is required to be described in such Proxy Statement which is not disclosed therein; (g) the Acquired Trust is duly registered with the SEC as an investment company under the 1940 Act; (h) to the knowledge of such counsel, after having made inquiry of officers of the Acquired Trust but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquired Trust or the Acquired Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of ,the Acquired Trust's obligations under this Agreement, and neither the Acquired Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and (i) all issued and outstanding shares of the Acquired Fund are validly issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

     7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP, for the fiscal year ended December 31, 2002 and signed pro forma tax returns for the period from December 31, 2002 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

     7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's (i) excess investment income excludable from gross income under section 103 of the Code over deductions disallowed under Sections 265 and 171 of the Code, (ii) investment company taxable income for its taxable years ending on or after December 31, 2002 and on or prior to the Closing Date (in each case computed without regard to any deduction for dividends paid), and (iii) all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002 and on or prior to the Closing Date.

     7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

          The respective obligations of the Acquired Trust and the Acquiring Company hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities) deemed necessary by the Acquired Trust or the Acquiring Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

     8.4 The Registration Statement referred to in paragraph 5.7 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 The Acquired Trust and the Acquiring Company shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquired Trust and the Acquiring Company substantially to the effect that, for federal income tax purposes:

     (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Shares, followed by the distribution by the Acquired Fund of such Acquiring Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

     (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

     (d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

     (e) The Acquired Fund Shareholders will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

     (f) The tax basis of the Acquiring Shares to be received by each Acquired Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

     (g) The holding period of the Acquiring Shares to be received by each Acquired Fund Shareholder will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

     (h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this paragraph 8 may be waived jointly by the Board of Trustees of the Acquired Trust and the Board of Directors of the Acquiring Company if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9.   FEES AND EXPENSES.

     9.1 Except as otherwise provided in this paragraph 9, MetLife Advisers, LLC, by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund, including without limitation portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the sale of portfolio securities that are not permitted investments of the Acquiring Fund; provided, however, that MetLife Advisers, LLC will not bear portfolio transaction costs incurred by the Acquiring Fund or the Acquired Fund in connection with the purchase or sale of portfolio securities that are permitted investments of the Acquiring Fund or the Acquired Fund, as the case may be; provided, further, that the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Acquiring Shares under applicable state and federal laws.

     9.2 In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers, LLC agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

     9.3 Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

     9.4 Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Acquired Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.4, 1.5, 1.6, 1.7, 3.4, 4.2(g), 5.8, 7.3, 9, 10, 13
and 14.

11.  TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Company and the Acquired Trust. In addition, either the Acquiring Company or the Acquired Trust may at its option terminate this Agreement at or prior to the Closing Date:

     (a) Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

     (b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

     (c) If the Board of Directors of the Acquiring Fund or the Board of Trustees of the Acquired Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

     11.2 If the transactions contemplated by this Agreement have not been substantially completed by July 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Trust and the Acquiring Company.

12.  AMENDMENTS.

          This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES.

          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid courier, telecopy or certified mail addressed to: (i) New England Zenith Fund, 501 Boylston Street, Boston, MA 02116, attn: Secretary; or (ii) Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, attn: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Acquired Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and the Articles of Incorporation of the Acquiring Company are on file with the Secretary of State of the State of Maryland, and notice is hereby given that no trustee, director, officer, agent or employee of either the Acquired Trust or the Acquiring Company shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     14.6 The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                             NEW ENGLAND ZENITH FUND,
                                             on behalf of its _________

                                             By: _______________________________

                                             Name: _____________________________

                                             Title: ____________________________

ATTEST:
By: _____________________________________

Name: ___________________________________

Title: __________________________________


                                             METROPOLITAN SERIES FUND, INC.,
                                             on behalf of its ___________


                                             By: _______________________________

                                             Name: _____________________________

                                             Title: ____________________________

ATTEST:

 By: ____________________________________

 Name: __________________________________

 Title: _________________________________

                                             Agreed and accepted as to paragraph
                                             9 only:

                                             MetLife Advisers, LLC

                                             By: _______________________________

                                             Name: _____________________________

                                             Title: ____________________________

ATTEST:

 By: ____________________________________

 Name: __________________________________

 Title: _________________________________

-------------------------------------------------------------------------------------------------
                3 EASY WAYS TO VOTE                              NEW ENGLAND ZENITH FUND
                                                                   501 Boylston Street
1.  Automated Touch Tone Voting: Call toll-free                 Boston, Massachusetts 02116
    1-800-[_] and use the control number shown
    below.                                                      VOTING INSTRUCTION FORM FOR THE
                                                                Special Meeting of Shareholders
2.  Return this Voting Instruction Form using the                 April 25, 2003, 2:00 p.m.
    enclosed postage-paid envelope to [address].

3. Visit our website at [www.proxyvote.com] to vote electronically.

    NOTE: If you vote by phone or electronically,
    the Fund or its agent will use reasonable
    procedures (such as requiring an
    identification number) to verify the
    authenticity of the vote cast.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
*** CONTROL NUMBER ***
-------------------------------------------------------------------------------------------------

NEW ENGLAND ZENITH FUND
State Street Research Money Market Series
Salomon Brothers Strategic Bond Opportunities Series
Salomon Brothers U.S. Government Series
State Street Research Bond Income Series
Balanced Series
MFS Total Return Series
Alger Equity Growth Series
Capital Guardian U.S. Equity Series
Davis Venture Value Series
FI Mid Cap Opportunities Series
FI Structured Equity Series
Harris Oakmark Focused Value Series
Jennison Growth Series
Loomis Sayles Small Cap Series
MFS Investors Trust Series
MFS Research Managers Series
Zenith Equity Series

The undersigned hereby instructs New England Life Insurance Company, Metropolitan Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company (the "Companies") to vote the shares of each of the series of New England Zenith Fund ("Zenith Fund") named above (each a "Fund") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Funds to be held at the offices of New England Zenith Fund, 501 Boylston Street, Boston, Massachusetts 02116, at 2:00 p.m. Eastern Time on April 25, 2003 and at any adjournments thereof.

The Companies and the Board of Trustees of the Zenith Fund solicit your voting instructions and recommend that you instruct the Insurance Companies to vote "FOR" the Proposal. The Companies will vote the appropriate number of Fund shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposal, the Companies will vote FOR the Proposal. The Companies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournment thereof.

                                             Date ______________, 2003

                                                  PLEASE SIGN IN BOX BELOW
                                             ___________________________________



                                             ___________________________________


                                             ___________________________________

                                             ___________________________________

                                             Signature - Please sign exactly as
                                             your name appears at left. Joint
                                             owners each should sign. When
                                             signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in full
                                             corporate name by president or
                                             authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

Please fold and detach card at perforation before mailing.

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

--------------------------------------------------------------------------------------------
To approve or disapprove the Agreements and Plans of   FOR         AGAINST       ABSTAIN
Reorganization with respect to ALL SERIES of the New   [_]           [_]           [_]
England Zenith Fund by the corresponding series of
the Metropolitan Series Fund, Inc.:

- OR -

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
To approve or disapprove the Agreement and Plan of
Reorganization with respect to the acquisition of
the series of New England Zenith Fund listed below
(the "Series") by the corresponding series of
Metropolitan Series Fund, Inc.:

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
     State Street Research Money Market Series         [_]           [_]           [_]
--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
     Salomon Brothers Strategic Bond Opportunities     [_]           [_]            [_]
     Series
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
         Salomon Brothers U.S. Government Series       [_]           [_]           [_]

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
         State Street Research Bond Income Series      [_]           [_]           [_]

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
         Balanced Series                               [_]           [_]           [_]

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
         MFS Total Return Series                       [_]           [_]           [_]

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
         Alger Equity Growth Series                    [_]           [_]           [_]

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
         Capital Guardian U.S. Equity Series           [_]           [_]           [_]

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
         Davis Venture Value Series                    [_]           [_]           [_]

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
         FI Mid Cap Opportunities Series               [_]           [_]           [_]

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
         FI Structured Equity Series                   [_]           [_]           [_]

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
         Harris Oakmark Focused Value Series           [_]           [_]           [_]

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
         Jennison Growth Series                        [_]           [_]           [_]

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
         Loomis Sayles Small Cap Series                [_]           [_]           [_]

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
         MFS Investors Trust Series                    [_]           [_]           [_]

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
         MFS Research Managers Series                  [_]           [_]           [_]

--------------------------------------------------------------------------------------------
                                                       FOR         AGAINST       ABSTAIN
--------------------------------------------------------------------------------------------
         Zenith Equity Series                          [_]           [_]           [_]
--------------------------------------------------------------------------------------------